Exhibit 99.1

ONDAS × DZYNE TECHNOLOGIES NASDAQ: ONDS

ONDAS ACQUIRES DZYNE TECHNOLOGIES

Establishing the Leading Autonomous Defense Platform Spanning Persistent Intelligence, Aerial Security and Autonomous Effects

Ondas Inc. (NASDAQ: ONDS) has acquired DZYNE Technologies, LLC, a U.S.-based defense technology company recognized for long-endurance autonomous aircraft, counter-drone systems, autonomous effects and mission-critical defense technologies. The consideration included a mixture of cash and stock designed to align DZYNE investors with Ondas stockholders. Greater than 50% of the stock consideration is subject to a six-month lock-up.

The acquisition expands Ondas across persistent intelligence, aerial security, mission intelligence and autonomous effects, bringing together complementary technologies in multi-domain ISR, counter-UAS, precision strike and AI-enabled mission orchestration.



TRANSACTION INSIGHTS

- Expands Ondas into a broader autonomous defense platform spanning ISR, mission intelligence, aerial security and autonomous effects.
- Adds strategic franchises in long-endurance ISR, counter-UAS and autonomous effects aligned with current defense modernization priorities.
- Creates deeper customer engagement opportunities across U.S. and allied defense markets.
- Strengthens Ondas' ability to support larger programs through a more integrated, multi-domain mission architecture and a more diverse manufacturing base.
- Serves as the organizational foundation along with World View for Ondas Sentinel a dedicated U.S. defense division.

FINANCIAL PROFILE

- **Revenue forecast: $191 million in 2026, growing to >$300 million in 2027**
- **> 80% expected growth CAGR 2025-2028**
- **$1.5 billion 3Y pipeline, $111 million in backlog (6/30/26)**
- **EBITDA margin + in 2026, growing to mid-teens in 2027 and mid 20% range by 2028**



www.ondas.com | www.dzyne.com

ONDAS × DZYNE TECHNOLOGIES

NASDAQ: ONDS

ABOUT DZYNE

DZYNE is an operationally mature U.S. defense technology business with established relationships across the U.S. defense community and allied customer base. Its platforms are built for demanding operational environments where endurance, reliability, rapid deployment and adaptability are critical.

CORE CAPABILITY AREAS



Persistent Intelligence

ULTRA and LEAP expand Ondas' multi-layer ISR architecture across operational theater missions requiring endurance, persistence and communications relay.



C-UAS/Aerial Security

Dronebuster complements Sentrycs and Iron Drone, extending Ondas across the counter-UAS mission chain. IonStrike presents an outsized opportunity in the kinetic interceptor market.



Autonomous Effects

BLITZ, Grasshopper & Crusader are attritable, low-cost autonomous systems enabling swarm operations, affordable mass and scalable deployment.

TRUSTED WORLDWIDE

U.S. AIR FORCE

U.S. ARMY

U.S. NAVY

USSOCOM

HOMELAND SECURITY

NGA

NASA

AFRL

DARPA

AUSTRALIAN DEFENCE FORCES

JAPAN SELF-DEFENSE FORCES

ROYAL THAI ARMY

INTEGRATION WITHIN ONDAS

DZYNE is expected to operate as a core element of Ondas' expanding autonomous defense architecture, adding new markets such as long-endurance ISR, and boosting the opportunity in others such as aerial security and autonomous effects. Together with World View, DZYNE will operate within Ondas Sentinel, a newly created division intended to strengthen Ondas' U.S. defense offering.

ONDAS SENTINEL

Forward-Looking Statements

www.ondas.com | www.dzyne.com

Statements made in this fact sheet that are not statements of historical or current facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed in our most recent Annual Report on Form 10-K and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.